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                                                                    EXHIBIT 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in Registration Statement Nos. 333-88869 and 333-47530 on Form S-8 and in Registration Statement No. 333-50770 on Form S-3 of our report dated January 26, 2001, appearing in the Annual Report on Form 10-K of Illuminet Holdings, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
Seattle, Washington
March 8, 2001